================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    July 22, 2003



                            THORNBURG MORTGAGE, INC.
             (Exact name of registrant as specified in its charter)


     MARYLAND                     001-11914                   85-0404134
  (State or other                (Commission               (I.R.S. Employer
   jurisdiction                  File Number)              Identification No.)
 of incorporation)



         150 WASHINGTON AVENUE, SUITE 302
               SANTA FE, NEW MEXICO                               87501
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:         (505) 989-1900


                                       N/A
         (Former name or former address, if changed since last report.)

================================================================================

ITEM 7. EXHIBITS

         (c)      Exhibits

                  99.1 Press Release dated July 22, 2003 of Thornburg Mortgage, Inc. (the "Company").

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

         On July 22, 2003, the Company issued a Press Release announcing the Company's earnings for the quarter ending June 30, 2003. A copy of the Press Release has been furnished as an exhibit to this report and is incorporated by reference herein.

        The Press Release in Exhibit 99.1 includes forward-looking statements within the meaning of the federal securities laws. Actual results and developments could differ materially from those expressed in or contemplated by the forward-looking statements due to a number of factors, including general economic conditions, interest rates, the availability of adjustable rate mortgage securities and loans for acquisition, and other risk factors discussed in the Company's SEC filings. The Company does not undertake to update, revise or correct any of the forward-looking information.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THORNBURG MORTGAGE, INC.


Date:  July 28, 2003                        By:  /s/ Michael B. Jeffers
                                               -------------------------------
                                               Michael B. Jeffers, Secretary

                                  EXHIBIT INDEX


EXHIBIT           NAME OF
NUMBER            EXHIBIT
 99.1             Press Release dated July 22, 2003.